Exhibit 99.1


[FINANCIAL RELATIONS BOARD LOGO]

[news LOGO]

                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119
FOR FURTHER INFORMATION:

AT THE COMPANY:                         AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                         Claire Koeneman         Tim Grace
Chief Financial Officer                 Analyst Inquiries       Media Inquiries
(212) 692-7200                          (312) 640-6745          (312) 640-6667

FOR IMMEDIATE RELEASE
TUESDAY NOVEMBER 1, 2005

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                              THIRD QUARTER RESULTS

New York, NY - November 1, 2005 - Lexington Corporate Properties Trust (NYSE:LXP) ("Lexington"), a real estate investment trust, today announced results for its third quarter ending September 30, 2005.

Third Quarter Highlights
------------------------

     o    11.4% increase in FFO per share;
     o Acquired four properties (three in joint ventures) for $85.1 million at a GAAP cap rate of 7.7%;
     o Sold two non-core properties (one in a joint venture) for an aggregate $6.8 million in excess of aggregate book value and provided $11.1 million in secured financing at 5.16%;
     o Expanded equity base by approximately $60.7 million by issuing common shares;
     o Obtained an aggregate $105.6 million of non-recourse mortgage financings secured by eight properties at a weighted average fixed interest rate of 5.16%; and
     o    Extended/entered into new leases on six properties.

Quarterly Results

Funds from operations ("FFO") were $30.2 million or $0.49 per diluted common share/unit, net of $0.2 million in impairment charges and $0.7 million in debt satisfaction charges recognized in a joint venture aggregating $0.01 per diluted common share/unit, for the third quarter of 2005. This compares to $23.6 million, or $0.44 per diluted common share/unit, net of $0.6 million in impairment charges or $0.01 per diluted common share/unit, for the third quarter of 2004.

Rental revenues for the quarter totaled $51.0 million, compared to rental revenues of $35.1 million for the same period last year. Net income allocable to common shareholders was $4.9 million in the third quarter of 2005, or $0.08 per diluted common share/unit, after $1.6 million in gains on sale of properties and $0.2 million in impairment charges. This compares to $9.6 million, or $0.19 per diluted common share/unit, after the impact of $0.6 million impairment charges for the same period last year.


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Net income allocable to common shareholders in 2005 has been impacted by the convertible preferred share offering completed by Lexington in the fourth quarter of 2004.

Nine Month Results

For the nine months ended September 30, 2005, FFO were $87.4 million, or $1.44 per diluted common share/unit, after $3.9 million in net debt satisfaction gains including $0.7 million in debt satisfaction charges recognized by a joint venture, or $0.06 per diluted common share/unit and $0.9 million in aggregate impairment charges or $0.02 per diluted common share/unit, compared to $65.1 million, or $1.26 per diluted common share/unit, after $3.1 million in aggregate impairment charges or $0.06 per diluted common share/unit, for the same period last year.

Rental revenues for the nine months ended September 30, 2005, totaled $133.3 million, compared to rental revenues of $99.9 million for the same period last year. Net income allocable to common shareholders for the nine months ended September 30, 2005 was $22.1 million or $0.41 per diluted common share/unit, after $6.7 million of gains on sales of properties, $3.9 million in net debt satisfaction gains, including $0.7 million in debt satisfaction charges recognized by a joint venture, and $0.8 million of net impairment charges compared to $33.0 million or $0.71 per diluted common share/unit, after $2.8 million in impairment charges and $4.1 million of gains on sales of properties, for the same period last year. Net income allocable to common shareholders in 2005 has been impacted by the convertible preferred share offering completed by Lexington in the fourth quarter of 2004.

Conference Call

Management will discuss the financial results and Lexington's business plan on a conference call today at 2:00 p.m. Eastern time. The toll-free dial-in number is 800-218-8862. A replay of the conference call will be available through November 8, 2005. The toll-free telephone number for the replay is 800-405-2236, passcode 11040866. International callers can access the conference call by dialing 303-262-2140 and the replay by dialing 303-590-3000 (same passcode). The conference call can also be accessed on the internet at http://www.lxp.com.

Comments From Management

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer said, "Lexington's funds from operations for the quarter were $0.49 per share after the impact of an impairment charge and a debt satisfaction charge associated with a property sale aggregating $0.01 per share. This represents an 11.4% increase compared to the third quarter last year. We made good progress on the leasing front with six leases signed during the third quarter which brings our total for the year to thirteen. A key factor driving our strong improvement in operating results has been our acquisition activity, which totals over $1.0 billion for 2005 after we acquired four properties for $85.1 million in the third quarter."

Mr. Eglin added, "The acquisition environment has become even more competitive as the year has progressed and we expect that our investment activity will slow considerably until conditions change. In fact, we are likely to become a much more active seller of properties in our portfolio in order to take advantage of current valuations. The combination of greater disposition activity and fewer acquisitions will impact our FFO per share, which we believe will be $0.47 - $0.49 per share in the fourth quarter of 2005. While this is lower than our previous expectations, we can't help but note the obvious: property valuations are extremely high and it is clearly a seller's market."


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Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Monday, October 31, 2005 at $21.78 per share. Lexington pays an annualized dividend of $1.44 per share. Additional information about Lexington is available at www.lxp.com.

Lexington believes that funds from operations ("FFO") enhances an investor's understanding of Lexington's financial condition, results of operations and cash flows. Lexington believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, (vi) changes in accessibility of debt and equity capital markets,  and (vii)  those  other  factors  and risks  detailed  in  Lexington's periodic filings with the Securities and Exchange Commission. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.


                             Financial Tables Follow





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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                         Three Months Ended                  Nine Months Ended
                                                                            September 30,                      September 30,
                                                                           2005             2004              2005             2004
                                                                           ----             ----              ----             ----

Gross revenues:
     Rental                                                       $      51,023    $      35,066     $     133,309    $      99,925
     Advisory fees                                                          995            1,448             4,186            3,174
     Tenant reimbursements                                                4,213            1,293             7,207            3,958
                                                                     ----------       ----------        ----------       ----------
           Total gross revenues                                          56,231           37,807           144,702          107,057


Expense applicable to revenues:
     Depreciation and amortization                                      (20,600)         (10,909)          (50,322)         (27,411)
     Property operating                                                  (7,929)          (2,906)          (15,978)          (7,704)
General and administrative                                               (4,164)          (3,987)          (13,175)          (9,997)
Non-operating income                                                        337            1,807             1,189            2,563
Interest and amortization expense                                       (18,597)         (12,344)          (47,264)         (33,550)
Debt satisfaction gains, net                                                 --               --             4,632               --
                                                                     ----------       ----------        ----------       ----------

 Income before (provision) benefit for income taxes, minority interests, equity in earnings of non-consolidated entities
     and discontinued operations                                          5,278            9,468            23,784           30,958
(Provision) benefit for income taxes                                        111             (350)               44           (1,817)
Minority interests                                                         (791)            (673)           (3,002)          (2,740)
Equity in earnings of non-consolidated entities                           2,328            1,862             5,087            5,383
                                                                     ----------       ----------        ----------       ----------
Income from continuing operations                                         6,926           10,307            25,913           31,784
                                                                     ----------       ----------        ----------       ----------

Discontinued operations, net of minority interest:
     Income from discontinued operations                                    656            1,418             2,676            4,684
     Impairment charges                                                    (207)            (562)             (800)          (2,775)
     Gains on sales of properties                                         1,595               --             6,656            4,065
                                                                     ----------       ----------        ----------       ----------
     Total discontinued operations                                        2,044              856             8,532            5,974
                                                                     ----------       ----------        ----------       ----------
Net income                                                                8,970           11,163            34,445           37,758
Dividends attributable to preferred shares - Series B                    (1,590)          (1,590)           (4,770)          (4,770)
Dividends attributable to preferred shares - Series C                    (2,519)              --            (7,556)              --
                                                                     -----------      ----------        -----------      ----------
Net income allocable to common shareholders                       $       4,861    $       9,573     $      22,119    $      32,988
                                                                     ==========       ==========        ==========       ==========

Funds from operations(1)                                          $      30,213    $      23,571     $      87,354    $      65,128
                                                                     ==========       ==========        ==========       ==========
Per share/unit
     Basic net income                                             $        0.10    $        0.20     $        0.45    $        0.72
     Diluted net income                                           $        0.08    $        0.19     $        0.41    $        0.71
     Funds from operations(1)-basic                               $        0.49    $        0.44     $        1.45    $        1.27
     Funds from operations(1)-diluted                             $        0.49    $        0.44     $        1.44    $        1.26


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                      LEXINGTON CORPORATE PROPERTIES TRUST

                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                                      9/30/05             12/31/04
                                                                      -------             --------

Real estate, at cost                                            $      1,932,746     $      1,407,872
Accumulated depreciation                                                (225,225)            (180,610)
Investment in joint ventures                                             168,159              132,738
Properties held for sale - discontinued operations                        48,222               13,216
Intangible assets, net                                                   137,101               54,736
Cash and cash equivalents                                                 61,115              146,957
Deferred expenses, net                                                    13,209                7,860
Rent receivable                                                            2,717                4,123
Rent receivable - deferred                                                25,688               23,923
Due from affiliates                                                           --               45,800
Other assets                                                              49,869               40,472
                                                                     -----------          -----------
                                                                $      2,213,601       $    1,697,087
                                                                       =========            =========

Mortgages and notes payable                                     $      1,186,907       $      765,144
Liabilities - discontinued operations                                     26,748                1,688
Other liabilities                                                         21,978               22,388
Prepaid rent                                                              10,015                3,818
Minority interests                                                        56,401               56,759
Shareholders' equity                                                     911,552              847,290
                                                                     -----------          -----------
                                                                $      2,213,601       $    1,697,087
                                                                       =========            =========

Common shares                                                        51,974,639            48,621,273
Preferred shares - Series B                                           3,160,000             3,160,000
Preferred shares - Series C                                           3,100,000             2,700,000
Operating partnership units                                           5,371,163             5,408,699
                                                                    -----------        --------------
                                                                     63,605,802            59,889,972
                                                                     ==========           ===========



1 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.





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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                   Three Months Ended                     Nine Months Ended
                                                                      September 30,                         September 30,
                                                                   2005              2004                2005             2004
                                                                   ----              ----                ----             ----
Earning Per Share
-----------------

Basic
Income from continuing operations                            $         6,926    $        10,307    $       25,913    $       31,784
Less preferred dividends                                              (4,109)            (1,590)          (12,326)           (4,770)
                                                             ---------------    ---------------    --------------    --------------
Income allocable to common shareholders from continuing
operations - basic                                                     2,817              8,717            13,587            27,014
Total income from discontinued operations - basic                      2,044                856             8,532             5,974
                                                             ---------------    ---------------    --------------    --------------
Net income allocable to common shareholders - basic          $         4,861    $         9,573    $       22,119    $       32,988
                                                             ===============    ===============    ==============    ==============

Weighted average number of common shares outstanding              50,837,178         47,901,818        49,269,497        46,033,992
                                                             ===============    ===============    ==============    ==============
Per share data:
Income from continuing operations                            $          0.06    $          0.18    $         0.28    $         0.59
Income from discontinued operations                                     0.04               0.02              0.17              0.13
                                                             ---------------    ---------------    --------------    --------------
Net income                                                   $          0.10    $          0.20    $         0.45    $         0.72
                                                             ===============    ===============    ==============    ==============

Diluted
Income allocable to common shareholders from continuing
operations-basic                                             $         2,817    $         8,717    $       13,587    $       27,014
Adjustments:
  Incremental income (loss) attributed to assumed
  conversion of dilutive securities                                      (48)               673               695             2,740
                                                             ---------------    ---------------    --------------    --------------
Income allocable to common shareholders from
   continuing operations-diluted                                       2,769              9,390            14,282            29,754
Total income from discontinued operations - diluted                    2,044                954             8,532             6,805
                                                             ---------------    ---------------    --------------    --------------
Net income allocable to common shareholders - diluted        $         4,813    $        10,344    $       22,814    $       36,559
                                                             ===============    ===============    ==============    ==============

Weighted average number of shares used in calculation
  of basic earnings per share                                     50,837,178         47,901,818        49,269,497        46,033,992
Add incremental shares representing:
Shares issuable upon exercises of employee share options
                                                                      78,046            118,533            78,382           129,695
Shares issuable upon conversion of dilutive interests
                                                                   6,849,435          5,329,395         6,849,435         5,357,968
                                                             ---------------    ---------------    --------------    --------------
Weighted average number of shares used in calculation of
   diluted earnings per common share                              57,764,659         53,349,746        56,197,314        51,521,655
                                                             ===============    ===============    ==============    ==============
Per share data:
Income from continuing operations - diluted                  $          0.04    $          0.17    $         0.26    $         0.58
Income from discontinued operations - diluted                           0.04               0.02              0.15              0.13
                                                             ---------------    ---------------    --------------    --------------
Net income - diluted                                         $          0.08    $          0.19    $         0.41    $         0.71
                                                             ===============    ===============    ==============    ==============


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LEXINGTON CORPORATE PROPERTIES TRUST
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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)


                                                                Three Months Ended                         Nine Months Ended
                                                                  September 30,                              September 30,
                                                               2005                2004                2005                 2004
                                                               ----                ----                ----                 ----

Funds From Operations
---------------------

Basic and Diluted
-----------------
Net income allocable to common shareholders            $         4,861     $         9,573     $        22,119      $        32,988
Adjustments:
Depreciation and amortization                                   20,467              11,014              50,251               27,874
Minority interests-OP Units                                        804                 771               3,055                2,880
Amortization of leasing commissions                                143                 184                 395                  549
Joint venture adjustment-depreciation                            4,754               2,029              12,374                4,902
Preferred dividends-Series C                                     2,519                  --               7,556                   --
Gains on sale of properties                                     (1,595)                 --              (6,656)              (4,065)
Gains on sale of properties - Joint Venture                     (1,740)                 --              (1,740)                  --
                                                         -------------       -------------       -------------        -------------
Funds from operations                                  $        30,213     $        23,571     $        87,354      $        65,128
                                                         =============       =============       =============        =============

Basic
-----
Weighted average shares outstanding-basic EPS               50,837,178          47,901,818          49,269,497           46,033,992
Operating partnership units                                  5,373,592           5,329,395           5,378,078            5,357,968
Preferred shares - Series C                                  5,779,330                  --           5,779,330                   --
                                                         -------------       -------------       -------------        -------------
Weighted average shares outstanding-basic FFO               61,990,100          53,231,213          60,426,905           51,391,960
                                                         =============       =============       =============        =============
                          FFO per share               $           0.49     $          0.44     $          1.45      $          1.27
                                                         =============       =============       =============        =============
Diluted
-------
Weighted average shares outstanding-diluted EPS             57,764,659          53,349,746          56,197,314           51,521,655
Operating partnership units                                  5,373,592                  --           5,378,078                   --
Preferred shares - Series C                                  5,779,330                  --           5,779,330                   --
Non-dilutive convertible interests                          (6,849,435)                 --          (6,849,435)                  --
                                                         -------------       -------------       -------------        -------------
Weighted average shares outstanding-diluted FFO             62,068,146          53,349,746          60,505,287           51,521,655
                                                         =============       =============       =============        =============
                          FFO per share               $           0.49     $          0.44     $          1.44      $          1.26
                                                         =============       =============       =============        =============


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